UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: January 16, 2002




                               Career Worth, Inc.
                   -------------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


                000-27557                       87-0663193
           -------------------           ------------------------
        (Commission File Number)   (IRS Employer Identification Number)


                                     NEVADA
 ----------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                    3809 South, West Temple Street, Suite 1-D
                           Salt Lake City, Utah 84115
  -----------------------------------------------------------------------------
                    (Address of Principal Executive Offices)




                                 (801) 281-0001
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 1. Changes in Control of Registrant

On January 16, 2002, the Company issued a total of 170,000,000 shares of its common stock in order to retain two consultants, Elizabeth Colmenares and David Wolfson, to help the company settle its debts, negotiate favorable debt workouts, maintain the company's public reporting obligations, restructure the
Company's management, and oversee the operations of the Company. These consultants were retained pursuant to two consulting agreements, each dated December 20, 2001, and each was appointed to the Company's Board of Directors pursuant to the agreements.

These consulting agreements and the resulting issuances of stock were approved by the written consent of a majority of the Company's shareholders, as further detailed in the Schedule 14-C which will be filed shortly by the Company.

This transaction constitutes a change in control of the Company. The new controlling shareholders are: Elizabeth Colmenares (85,000,000 common shares obtained from the Company in consideration for the above-stated services) and David Wolfson (85,000,000 common shares obtained from the Company for the same class of services). As of February 6, 2002, the Company had 313,190,927 shares of common stock issued and outstanding; thus, Ms. Colmenares and Mr. Wolfson each own 27.1 percent of the Company's issued and outstanding stock.

Moreover, on December 28, 2001, both Ms. Colmenares and Mr. Wolfson were appointed to fill vacancies on the Company's Board of Directors by Larry Heaps, who at the time was the sole remaining member of the Board. Thereafter, Ms. Colmenares and Mr. Wolfson effectively exercised control over the Board of Directors, since they comprised two of the three votes on the Board. Mr. Heaps then resigned from the Board, as detailed in Item 5, below.

At this time, the Company has no formal arrangements or understandings with the former control group of the Company, but the former control group is assisting the Company with gathering information for its year-end audit and is cooperating with providing information for public reporting obligations and debt settlement and workout negotiations.

As required by Item 403(c) of Regulation S-B, there are no arrangements with anyone at this time that may result in any changes of control in the Company other than as described herein.

ITEM 5. Other Events

(1) On January 14, 2002, Larry Heaps resigned his positions as officer and director of the Company. The resignation was for personal reasons and did not arise out of any disagreement with the Company or its management.

(2) On or about January 14, 2002, the Company changed its address and phone numbers to the following:

         Career Worth, Inc.
         3809 South, West Temple Street, Suite 1-D
         Salt Lake City, UT 84115
         phone: (801) 281-0001
         fax: (801) 281-8763


(3)  On or about  January  8, 2002,  the  Company  issued a total of  42,753,572 shares of its common stock in settlement of approximately 15-16 notes payable.

(4) On or about January 9, 2002, the Company issued a total of 12,450,000 shares of its common stock to settle unpaid salary and other accrued expenses, 4,200,000 of which was allocated to settlement of unpaid salary and 8,250,000 of which was allocated to other debts and accrued expenses.

EXHIBIT   PAGE
NO.       NO.  DESCRIPTION

16(i)     *    Consulting Agreement with Elizabeth Colmenares, dated
               December 20, 2001.

16(ii)    *    Consulting Agreement with David Wolfson, dated December 20, 2001.

16 (iii)  *    Letter of Resignation from Larry Heaps, dated January 14, 2002.


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2002


                                             Career Worth, Inc.



                                             By:  /s/ Elizabeth Colmenares
                                                --------------------------
                                                Elizabeth Colmenares, Director

Exhibit 16(i)


                              CONSULTING AGREEMENT


     This Consulting Agreement ("Agreement") is made effective the 20th day of December, 2001, between Elizabeth Colmenares, a Utah resident ("Consultant") and Career Worth, Inc., a Nevada corporation ("Client"), with principal offices at 385 East 800 South, Orem, UT 84097.

     WHEREAS, the Consultant is willing to (and will according to the terms and conditions of this Agreement) take a position on the Board of Directors of Client in accordance with the Board Resolution attached hereto as Exhibit A, and will restructure the Client's management and hire new officers; and

     WHEREAS,   the  current   officers   and   directors  of  the  company  are
contemplating resignation of their positions, after appointment of new directors, in accordance with the separation agreement attached hereto as Exhibit B;

     NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Client and Consultant agree as follows:

1. ENGAGEMENT OF CONSULTANT. The Client engages Consultant to provide the consulting services described below, during the term of this Agreement, until this Agreement is terminated as provided herein.

2.   SCOPE OF  SERVICES  TO BE  PROVIDED  BY  CONSULTANT.  Consultant  agrees to provide, and the Client agrees to pay for, the following consulting services (collectively referred to as the "Services"): (a) assistance with maintaining the public reporting obligations of the Client; and (b) assistance with settling the debts of the Client and negotiating favorable terms and debt workouts with the Client's creditors (Consultant acknowledges that Client currently has approximately $1.4 million in debt, that such debt is the Client's obligation rather than the individual officers' and directors' obligation (to the fullest extent allowed by law); and that Consultant will use Consultant's "best efforts" to settle such debts, assigning first priority to settling payroll tax issues and then settling all other debts according to law; (c) taking a position on the Board of Directors of Client and in such capacity restructuring the Client's management, hiring new officers for Client, and rendering advice and assistance with running the operations of the Client company; provided, however, that the Services are expressly agreed to exclude all legal advice, accounting services or other services requiring licenses or certification.

     All Services are to be provided on a "best efforts" basis through Consultant's officers, or others employed or retained under the direction of Consultant (collectively "Consultant's Personnel").

3. TERM. This Agreement shall have an initial term of twelve months (the "Primary Term"), starting with the date appearing at the top of this Agreement (the "Effective Date"), and it may be renewed by written notice of renewal signed by both parties to this Agreement.

4. COMPENSATION. In consideration of the Services contemplated by this Agreement, Client agrees to pay Consultant the following fees for the
     Services:

     A. INITIAL RETAINER FEE. In order to retain the Services of Consultant, and to compensate Consultant for sacrificing other opportunities in order to serve Client, Client agrees that
          it  will  issue  to   Consultant  a  total  of   Eighty-Five   Million
          (85,000,000) shares of the Client's common stock via a private transaction under Rule 144 and sections 4(1) and 4(2) under the Securities Act of 1933. The total of all such stock described in this paragraph A is agreed to be a non-refundable retainer fee. The parties agree that such stock is deemed fully paid and non-assessable as of December 20, 2001.

     B. Additional Payments for Additional Services. Client may agree to issue additional shares, and Consultant may agree to perform additional services. Such additional shares paid or additional services performed shall be deemed to be subject to all the terms of this Agreement, including the agreement that such shares shall be issued in a private, exempt transaction under Section 4(2) of the Act.

     C. No Reduction in Outstanding Shares. Client agrees not to reduce the number of shares of common stock it has outstanding, either by reverse stock split or any other method, for two years after the Effective Date, unless Consultant gives prior written consent.

5. COSTS AND EXPENSES - All third-party and out-of-pocket expenses incurred by Consultant in performing the Services shall be paid by the Client, or shall be reimbursed by Client if paid by Consultant on behalf of the Client, within ten (10) days of receipt of written notice by Consultant, provided that the Client must approve in advance all expenses in excess of $500 per month. Expenses include but are not limited to the following: (a) filing fees for any forms required by state or federal agencies; (b) transfer agent fees, including fees for printing of stock certificates; (c) long distance telephone and facsimile costs; (d) copying, mail and Federal Express or other express delivery costs; (e) fees associated with obtaining or providing Consultant with Client's audited financial statements; (f) all costs or expenses incurred by third party services providers..

6. COMPENSATION FOR OTHER SERVICES. If the Client after the date hereof enters into a merger or acquisition, or enters into an agreement for the purchase of assets, as a direct or indirect result of Consultant's efforts, the Client agrees to pay Consultant in the manner described below.

     If Consultant provides any material assistance to the Client in a merger, acquisition or asset purchase of an entity ("Business Opportunity"), which assistance includes (but is not limited to) introducing the Business
     Opportunity to the Client or helping to prepare documents used in negotiating such Business Opportunity, Client agrees to pay Consultant 9.9% of the gross value of such transaction with a Business Opportunity ("M&A Fee").

     If the Client acquires any asset or obtains any payment or other benefit, other than a Business Opportunity described above, as a result of Consultant's Services (an "Asset Opportunity"), the Client agrees to pay Consultant 9.9% of the gross value of such Asset Opportunity ("Consultant's Fee").

     The Client will pay each M&A Fee or Consultant's Fee in cash, shares of the Client's stock or the stock of the Business Opportunity or the Asset Opportunity, or in like kind. Consultant has the sole option to choose the form of payment. Such payment shall be made on the date the Client substantially completes the transaction involved.


7. TIME AND EFFORT OF CONSULTANT. Consultant may allocate its time and that of Consultant's Personnel as it deems necessary to provide the Services. Neither Consultant nor Consultant's Personnel shall be liable to Client or any of its shareholders for any act or omission connected with rendering the Services, including but not limited to losses due to any corporate act undertaken by Client as a result of advice provided by Consultant or Consultants's Personnel.

8. BEST EFFORTS - The Services are rendered to Client on a "best efforts" basis, meaning that Consultant can not, and does not, guarantee that its efforts will have any impact on Client's business or that any subsequent financial improvement will result from Consultant's efforts.

9. CLIENT'S REPRESENTATIONS - Client represents, warrants and covenants to Consultant that each of the following are true and complete as of the Effective Date:

     a. Entity Existence. Client is a corporation or other legal entity duly organized, validly existing, and in good standing under the laws of the state of its formation, with full authority to own, lease and operate property and carry on business as it is now being conducted. Client is duly qualified to do business in and is in good standing in every jurisdiction where such qualification is necessary.

     b. Client Authority for Agreement. Client has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated herein. Client has duly executed and delivered this Agreement; it constitutes the valid and legally binding obligation of Client enforceable according to its terms.

     c. Nature of Representations. No representation or warranty made by Client in this Agreement, nor any document or information furnished or to be furnished by Client to the Consultant in connection with this Agreement, contains or will contain any untrue statement of material fact, or omits or will omit to state any material fact necessary to make the statements contained therein not misleading, or omits to state any material fact relevant to the transactions contemplated by this Agreement.

     d. Independent Legal/Financial Advice. Consultant is not a law firm or an accounting firm. Consultant employs lawyers and accountants to counsel Consultant on its Services. Client has not nor will it rely on any legal or financial representation of Consultant. Client has and will continue to seek independent legal and financial advice regarding all material aspects of the transactions contemplated by this Agreement, including the review of all documents provided by Consultant to Client and all Opportunities Consultant introduces to Client. Client recognizes that the attorneys, accountants and other personnel employed by Consultant represent solely the interests of Consultant, and that no representation or warranty has been given to Client by Consultant as to any legal, tax, accounting, financial or other aspect of the transactions contemplated by this Agreement.

     e. No Blank-Check Status. The Client currently has a specific business plan, which is to operate an internet employment recruiting business. The company is not a "blank check" company within the meaning of Rule
          419   promulgated    under   the   Securities   Act   of   1933.

10. NON-CIRCUMVENTION - Client agrees not to enter into any transaction involving an Opportunity or asset introduced to Client by Consultant without compensating Consultant pursuant to this Agreement. Client will not terminate this Agreement solely as a means to avoid paying Consultant compensation earned or to be earned under this Agreement. Client will not act in any other way to circumvent paying Consultant.

11. CONSULTANT IS NOT A BROKER-DEALER - Consultant has fully disclosed to Client that it is not a broker-dealer and does not have or hold a license to act as such. None of the activities of Consultant are intended to provide the services of a broker-dealer to the Client, and Client has been informed that a broker-dealer will need to be engaged to perform any such services. Client has full and free discretion in the selection of a broker-dealer.

12. NONEXCLUSIVE SERVICES - Client acknowledge that Consultant is currently providing services of the same or similar nature to other parties. Client agrees that Consultant is not barred from rendering services of the same or a similar nature to any other individual or entity.

13. PLACE OF SERVICES. The Services provided by Consultant or Consultant's Personnel hereunder will be performed at Consultant's offices except as otherwise mutually agreed.

14. INDEPENDENT CONTRACTOR. Consultant, with Consultant's Personnel, acts as an independent contractor in performing its duties under this Agreement. Accordingly, Consultant will be responsible for paying all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, any other taxes regarding Consultant's Personnel, and any business license fees. This Agreement neither expressly nor impliedly creates a relationship of principal-agent, or employer-employee, between Client and Consultant's Personnel. Neither Consultant nor Consultant's Personnel are authorized to enter into any agreement on behalf of Client. Client expressly retains the right to make all final decisions, in its sole discretion, with respect to approving, or effecting a transaction with, any Opportunity located by Consultant.

15. REJECTED ASSET OPPORTUNITY OR BUSINESS OPPORTUNITY. If Client elects not to acquire, participate in, or invest in any Opportunity located by Consultant during the Term of this Agreement, notwithstanding the time and expense Client incurred reviewing such Opportunity, such Opportunity shall revert back to and become proprietary to Consultant. Consultant shall be entitled to acquire such rejected Opportunity for its own account, or submit such Opportunity elsewhere. In such event, Consultant shall be entitled to all profits or fees resulting from Consultant's purchase, referral or placement of any such rejected Opportunity, or Client's subsequent purchase or financing with such Opportunity in circumvention of Consultant.

16. REGISTRATION RIGHTS. Client hereby grants Consultant the right to have the restricted portion of the shares identified as the fee in Section 4, above, registered with the Securities and Exchange Commission ("SEC") in the following manner: Consultant may assist Client with the preparation of a registration statement to be filed with the SEC, covering such fee shares, for Client's final review and approval. Client agrees that approval of the registration statement will not be unreasonably withheld, and that it will cooperate with the preparation of such registration statement, including the production of audited financial statements.

17. INDEMNIFICATION. Subject to the provisions herein, the Client and Consultant agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from the other party's breach of any representation, warranty, covenant, condition, or agreement contained in this Agreement.

18. REMEDIES. Consultant and the Client acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and non-exclusive and shall be in addition to any other remedy to which the parties may be entitled.

19.  MISCELLANEOUS.

     A. Amendment. This Agreement may be amended or modified at any time or in any manner, but only by an instrument in writing executed by the parties hereto.

     B. Entire Agreement. This Agreement contains the entire agreement between Consultant and Client relating to the subjects addressed in this Agreement. This Agreement supersedes any and all prior agreements, arrangements, or understandings (written or oral) between the parties. No understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

     C. Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non- compliance.

     D. Headings and Captions. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     E. Governing Law. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Utah, regardless of its law on conflict of laws. Any dispute arising out of this Agreement shall be brought in a court of competent jurisdiction in Salt Lake County, Utah. The parties expressly consent to the personal jurisdiction of the above-identified courts. The parties agree to exclude and waive any statute, law or treaty which allows or requires any dispute to be decided in another forum or by rules of decision other than as provided in this Agreement.

     F. Binding Effect. This Agreement is binding on the parties hereto and inures to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

     G. Attorney's Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees, court costs, and other costs incurred in proceeding with the action from the other party. Should either party be represented by in-house counsel, all parties agree that such party may recover attorney's fees incurred by that in-house counsel in an amount equal to that attorney's normal fees for similar matters, or, should that attorney not normally charge a fee, by the prevailing rate charged by attorneys with similar background in that legal community.

     H. Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or un-enforceability shall not affect any other provisions of this Agreement. Instead, this Agreement shall be construed as if it never contained any such invalid, illegal or unenforceable provisions.

     I. Mutual Cooperation The parties shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other documents and take such other actions as may be necessary or convenient to effect the transactions described herein.

     J. Counterparts. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Such executed copy may be delivered by facsimile or similar instantaneous electronic transmission. Such execution and delivery shall be considered valid for all purposes.

     K. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

     L. Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     IN   WITNESS WHEREOF, the parties have hereto affixed their signatures.

     "Client"                           "Consultant"
     Career Worth, Inc.                 Elizabeth Colmenares, a Utah Resident


     By:   /s/ Larry Heaps              By:   /s/  Elizabeth Colmenares
        ---------------------              -------------------------------
     Name: Larry D. Heaps               Name:  Elizabeth Colmenares
     Title: President and Director      Title:  In her individual capacity

Exhibit 16(ii)

                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is made effective the 20th day of December, 2001, between David Wolfson, a Utah resident ("Consultant") and Career Worth, Inc., a Nevada corporation ("Client"), with principal offices at 385 East 800 South, Orem, UT 84097.

     WHEREAS, the Consultant is willing to (and will according to the terms and conditions of this Agreement) take a position on the Board of Directors of Client in accordance with the Board Resolution attached hereto as Exhibit A, and will restructure the Client's management and hire new officers; and

     WHEREAS,   the  current   officers   and   directors  of  the  company  are
contemplating resignation of their positions, after appointment of new directors, in accordance with the separation agreement attached hereto as Exhibit B;

     NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Client and Consultant agree as follows:

1. ENGAGEMENT OF CONSULTANT. The Client engages Consultant to provide the consulting services described below, during the term of this Agreement, until this Agreement is terminated as provided herein.

2.   SCOPE OF  SERVICES  TO BE  PROVIDED  BY  CONSULTANT.  Consultant  agrees to provide, and the Client agrees to pay for, the following consulting services (collectively referred to as the "Services"): (a) assistance with maintaining the public reporting obligations of the Client; and (b) assistance with settling the debts of the Client and negotiating favorable terms and debt workouts with the Client's creditors (Consultant acknowledges that Client currently has approximately $1.4 million in debt, that such debt is the Client's obligation rather than the individual officers' and directors' obligation (to the fullest extent allowed by law); and that Consultant will use Consultant's "best efforts" to settle such debts, assigning first priority to settling payroll tax issues and then settling all other debts according to law; (c) taking a position on the Board of Directors of Client and in such capacity restructuring the Client's management, hiring new officers for Client, and rendering advice and assistance with running the operations of the Client company; provided, however, that the Services are expressly agreed to exclude all legal advice, accounting services or other services requiring licenses or certification.

     All Services are to be provided on a "best efforts" basis through Consultant's officers, or others employed or retained under the direction of Consultant (collectively "Consultant's Personnel").

3. TERM. This Agreement shall have an initial term of twelve months (the "Primary Term"), starting with the date appearing at the top of this Agreement (the "Effective Date"), and it may be renewed by written notice of renewal signed by both parties to this Agreement.

4. COMPENSATION. In consideration of the Services contemplated by this Agreement, Client agrees to pay Consultant the following fees for the
     Services:

     A. Initial Retainer Fee. In order to retain the Services of Consultant, and to compensate Consultant for sacrificing other opportunities in order to serve Client, Client agrees that it will issue to Consultant a total of Eighty Five Million (85,000,000) shares of the Client's common stock via a private transaction under Rule 144 and sections 4(1) and 4(2) under the Securities Act of 1933. The total of all such stock described in this paragraph A is agreed to be a non-refundable retainer fee. The parties agree that such stock is deemed fully paid and non- assessable as of December 20, 2001.

     B. Additional Payments for Additional Services. Client may agree to issue additional shares, and Consultant may agree to perform additional services. Such additional shares paid or additional services performed shall be deemed to be subject to all the terms of this Agreement, including the agreement that such shares shall be issued in a private, exempt transaction under Section 4(2) of the Act.

     C. No Reduction in Outstanding Shares. Client agrees not to reduce the number of shares of common stock it has outstanding, either by reverse stock split or any other method, for two years after the Effective Date, unless Consultant gives prior written consent.

5. COSTS AND EXPENSES - All third-party and out-of-pocket expenses incurred by Consultant in performing the Services shall be paid by the Client, or shall be reimbursed by Client if paid by Consultant on behalf of the Client, within ten (10) days of receipt of written notice by Consultant, provided that the Client must approve in advance all expenses in excess of $500 per month. Expenses include but are not limited to the following: (a) filing fees for any forms required by state or federal agencies; (b) transfer agent fees, including fees for printing of stock certificates; (c) long distance telephone and facsimile costs; (d) copying, mail and Federal Express or other express delivery costs; (e) fees associated with obtaining or providing Consultant with Client's audited financial statements; (f) all costs or expenses incurred by third party services providers..

6. COMPENSATION FOR OTHER SERVICES. If the Client after the date hereof enters into a merger or acquisition, or enters into an agreement for the purchase of assets, as a direct or indirect result of Consultant's efforts, the Client agrees to pay Consultant in the manner described below.

     If Consultant provides any material assistance to the Client in a merger, acquisition or asset purchase of an entity ("Business Opportunity"), which assistance includes (but is not limited to) introducing the Business
     Opportunity to the Client or helping to prepare documents used in negotiating such Business Opportunity, Client agrees to pay Consultant 9.9% of the gross value of such transaction with a Business Opportunity ("M&A Fee").

     If the Client acquires any asset or obtains any payment or other benefit, other than a Business Opportunity described above, as a result of Consultant's Services (an "Asset Opportunity"), the Client agrees to pay Consultant 9.9% of the gross value of such Asset Opportunity ("Consultant's Fee").

     The Client will pay each M&A Fee or Consultant's Fee in cash, shares of the Client's stock or the stock of the Business Opportunity or the Asset Opportunity, or in like kind. Consultant has the sole option to choose the form of payment. Such payment shall be made on the date the Client substantially completes the transaction involved.

7. TIME AND EFFORT OF CONSULTANT. Consultant may allocate its time and that of Consultant's Personnel as it deems necessary to provide the Services. Neither Consultant nor Consultant's Personnel shall be liable to Client or any of its shareholders for any act or omission connected with rendering the Services, including but not limited to losses due to any corporate act undertaken by Client as a result of advice provided by Consultant or Consultants's Personnel.

8. BEST EFFORTS - The Services are rendered to Client on a "best efforts" basis, meaning that Consultant can not, and does not, guarantee that its efforts will have any impact on Client's business or that any subsequent financial improvement will result from Consultant's efforts.

9. CLIENT'S REPRESENTATIONS - Client represents, warrants and covenants to Consultant that each of the following are true and complete as of the Effective Date:

     a. Entity Existence. Client is a corporation or other legal entity duly organized, validly existing, and in good standing under the laws of the state of its formation, with full authority to own, lease and operate property and carry on business as it is now being conducted. Client is duly qualified to do business in and is in good standing in every jurisdiction where such qualification is necessary.

     b. Client Authority for Agreement. Client has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated herein. Client has duly executed and delivered this Agreement; it constitutes the valid and legally binding obligation of Client enforceable according to its terms.

     c. Nature of Representations. No representation or warranty made by Client in this Agreement, nor any document or information furnished or to be furnished by Client to the Consultant in connection with this Agreement, contains or will contain any untrue statement of material fact, or omits or will omit to state any material fact necessary to make the statements contained therein not misleading, or omits to state any material fact relevant to the transactions contemplated by this Agreement.

     d. Independent Legal/Financial Advice. Consultant is not a law firm or an accounting firm. Consultant employs lawyers and accountants to counsel Consultant on its Services. Client has not nor will it rely on any legal or financial representation of Consultant. Client has and will continue to seek independent legal and financial advice regarding all material aspects of the transactions contemplated by this Agreement, including the review of all documents provided by Consultant to Client and all Opportunities Consultant introduces to Client. Client recognizes that the attorneys, accountants and other personnel employed by Consultant represent solely the interests of Consultant, and that no representation or warranty has been given to Client by Consultant as to any legal, tax, accounting, financial or other aspect of the transactions contemplated by this Agreement.

     e. No Blank-Check Status. The Client currently has a specific business plan, which is to operate an internet employment recruiting business. The company is not a "blank check" company within the meaning of Rule
          419   promulgated    under   the   Securities   Act   of   1933.

10. NON-CIRCUMVENTION - Client agrees not to enter into any transaction involving an Opportunity or asset introduced to Client by Consultant without compensating Consultant pursuant to this Agreement. Client will not terminate this Agreement solely as a means to avoid paying Consultant compensation earned or to be earned under this Agreement. Client will not act in any other way to circumvent paying Consultant.

11. CONSULTANT IS NOT A BROKER-DEALER - Consultant has fully disclosed to Client that it is not a broker-dealer and does not have or hold a license to act as such. None of the activities of Consultant are intended to provide the services of a broker- dealer to the Client, and Client has been informed that a broker-dealer will need to be engaged to perform any such services. Client has full and free discretion in the selection of a broker-dealer.

12. NONEXCLUSIVE SERVICES - Client acknowledge that Consultant is currently providing services of the same or similar nature to other parties. Client agrees that Consultant is not barred from rendering services of the same or a similar nature to any other individual or entity.

13. PLACE OF SERVICES. The Services provided by Consultant or Consultant's Personnel hereunder will be performed at Consultant's offices except as otherwise mutually agreed.

14. INDEPENDENT CONTRACTOR. Consultant, with Consultant's Personnel, acts as an independent contractor in performing its duties under this Agreement. Accordingly, Consultant will be responsible for paying all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, any other taxes regarding Consultant's Personnel, and any business license fees. This Agreement neither expressly nor impliedly creates a relationship of principal-agent, or employer-employee, between Client and Consultant's Personnel. Neither Consultant nor Consultant's Personnel are authorized to enter into any agreement on behalf of Client. Client expressly retains the right to make all final decisions, in its sole discretion, with respect to approving, or effecting a transaction with, any Opportunity located by Consultant.

15. REJECTED ASSET OPPORTUNITY OR BUSINESS OPPORTUNITY. If Client elects not to acquire, participate in, or invest in any Opportunity located by Consultant during the Term of this Agreement, notwithstanding the time and expense Client incurred reviewing such Opportunity, such Opportunity shall revert back to and become proprietary to Consultant. Consultant shall be entitled to acquire such rejected Opportunity for its own account, or submit such Opportunity elsewhere. In such event, Consultant shall be entitled to all profits or fees resulting from Consultant's purchase, referral or placement of any such rejected Opportunity, or Client's subsequent purchase or financing with such Opportunity in circumvention of Consultant.

16. REGISTRATION RIGHTS. Client hereby grants Consultant the right to have the restricted portion of the shares identified as the fee in Section 4, above, registered with the Securities and Exchange Commission ("SEC") in the following manner: Consultant may assist Client with the preparation of a registration statement to be filed with the SEC, covering such fee shares, for Client's final review and approval. Client agrees that approval of the registration statement will not be unreasonably withheld, and that it will cooperate with the preparation of such registration statement, including the production of audited financial statements.

17. INDEMNIFICATION. Subject to the provisions herein, the Client and Consultant agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from the other party's breach of any representation, warranty, covenant, condition, or agreement contained in this Agreement.

18. REMEDIES. Consultant and the Client acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate and the non- breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and non-exclusive and shall be in addition to any other remedy to which the parties may be entitled.

19.  MISCELLANEOUS.

     A. Amendment. This Agreement may be amended or modified at any time or in any manner, but only by an instrument in writing executed by the parties hereto.

     B. Entire Agreement. This Agreement contains the entire agreement between Consultant and Client relating to the subjects addressed in this Agreement. This Agreement supersedes any and all prior agreements, arrangements, or understandings (written or oral) between the parties. No understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

     C. Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

     D. Headings and Captions. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     E. Governing Law. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Utah, regardless of its law on conflict of laws. Any dispute arising out of this Agreement shall be brought in a court of competent jurisdiction in Salt Lake County, Utah. The parties expressly consent to the personal jurisdiction of the above-identified courts. The parties agree to exclude and waive any statute, law or treaty which allows or requires any dispute to be decided in another forum or by rules of decision other than as provided in this Agreement.

     F. Binding Effect. This Agreement is binding on the parties hereto and inures to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

     G. Attorney's Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees, court costs, and other costs incurred in proceeding with the action from the other party. Should either party be represented by in-house counsel, all parties agree that such party may recover attorney's fees incurred by that in-house counsel in an amount equal to that attorney's normal fees for similar matters, or, should that attorney not normally charge a fee, by the prevailing rate charged by attorneys with similar background in that legal community.

     H. Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or un-enforceability shall not affect any other provisions of this Agreement. Instead, this Agreement shall be construed as if it never contained any such invalid, illegal or unenforceable provisions.

     I. Mutual Cooperation The parties shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other documents and take such other actions as may be necessary or convenient to effect the transactions described herein.

     J. Counterparts. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Such executed copy may be delivered by facsimile or similar instantaneous electronic transmission. Such execution and delivery shall be considered valid for all purposes.

     K. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

     L. Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     IN   WITNESS WHEREOF, the parties have hereto affixed their signatures.

"Client", Career Worth, Inc.      "Consultant", David Wolfson, a Utah Resident

By:     /s/   Larry Heaps         By:   /s/  David Wolfson
   --------------------------        ------------------------
Name: Larry D. Heaps              Name: David Wolfson
Title: President and Director     Title: In his individual capacity

Exhibit 16(iii)

                                January 14, 2002



Board of Directors
Career Worth, Inc.
3809 South, West Temple Street, Suite 1-D
Salt Lake City, UT 84115

     Re: Resignation

Dear Board Members:

     I hereby resign my positions as officer and director of Career Worth, Inc., effective immediately. My resignation is for personal reasons and is not based on any disagreement with the policies or management of the company.

                                Very truly yours,


                                      /s/ Larry Heaps
                                -----------------------------
                                Larry Heaps


     SUBSCRIBED AND SWORN TO before me this 14th day of January, 2002.


         [NOTARY SEAL]            /S/ BonnieJean C. Tippetts
                                --------------------------------
                                Notary Public
                                My commission expires: 4/24/05






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